UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Amendment 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2005



                                   ICOA, Inc.
             (Exact name of registrant as specified in its charter)


         Nevada                      0-32513                   87-0403239
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation) Identification No.)


111 Airport Road, Warwick, Rhode Island                          02889
(Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (401) 352-2300



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  On January 28, 2005, ICOA, Inc., a Nevada corporation issued a press release entitled "ICOA Announces Executive Succession in First Phase of 2005 Management Transition Plan" a copy of which is attached. The material below provides additional information relating to Mr. Schiffmann's relationship to the Company.

a) The Company entered into an employment agreement with Richard Schiffmann on December 16, 2004 (the "Agreement") in connection with the acquisition of Airport Network Solutions, Inc. ("ANS").

              Pursuant to the Agreement, Mr. Schiffmann will be paid a salary at an annualized rate of $120,000 through March 31, 2005, whereupon the rate will be $144,000. He is eligible for the ordinary benefit programs offered by the company, including participation in stock incentive programs at a level comparable to other senior executives at similarly sized and situated companies. He also received a relocation allowance of $20,000 and will be reimbursed for a total of $122,605 for expenses and fees accrued during his work as a consultant to the Company. In the event Mr. Schiffmann's employment is terminated by the Company without cause, he will be paid one year's salary.

              In addition, the Company entered into a consulting agreement with Mr. Schiffman covering the period from the acquisition of ANS to the commencement of his employment. Under this agreement, Mr. Schiffmann earned 2,500,000 shares of the Company's common stock.

b) In December 2003, ICOA, Inc., a Nevada corporation (the " Company"), acquired all of the issued and outstanding shares of capital stock of Airport Network Solutions, Inc., a Delaware corporation pursuant to the issuance of a convertible promissory note in the principal amount equal to $200,000. Airport Network Solutions designs and manages Wi-Fi solutions for the airport industry. The note accrues interest at an annual rate equal of five percent (5%). The note is due and payable on December 18, 2005. At any time prior to the maturity date of the note, provided the Company has sufficient authorized shares of common stock available, the note is convertible at the option of the holder into such number of shares of common stock that is obtained by dividing the sum of the outstanding principal balance of the note by $0.01. All accrued and unpaid interest on the note is payable in cash at the time of conversion of the Note. The Company's prior disclosure in its public filings was not accurate with respect o the payment details of this transaction. Even if the Company does not receive shareholder approval to increase its authorized shares of common stock, this acquisition cannot be unwound by any of the parties to the transaction.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:    February 1, 2005

                                      ICOA, Inc.


                              By:     Erwin Vahlsing, Jr.
                                      --------------------
                              Name:   Erwin Vahlsing, Jr.
                              Title:  Treasurer and CFO

                                   ICOA, Inc.
                                 111 Airport Rd.
                                Warwick, RI 02889
                                  401-352-2368



                                  PRESS RELEASE
                              FOR IMMEDIATE RELEASE

ICOA Announces Executive Succession in First Phase of 2005 Management Transition Plan

Warwick, RI, January 28, 2004 -- ICOA, Inc., (OTC Bulletin Board: ICOA), a leading national provider of wireless broadband Internet networks and managed services in high-traffic public locations, announced today the first phase of its management transition plan for 2005.

Effective by March 31, 2005, George Strouthopoulos will focus solely on his role as chairman of the board of directors in order to provide the company with strategic planning and long-term direction.

The ICOA Board of Directors has elected Rick Schiffmann, president, to succeed Strouthopoulos as CEO. In tandem, Schiffmann was also elected to the board of directors, effective March 1, 2005, representing the management team.

Strouthopoulos said, "We've made significant progress since I took the helm of ICOA in 1991, developing considerable industry expertise, building a solid and scalable foundation of a national broadband service provider and positioning ICOA at the forefront of a significant industry consolidation."

"I'm very proud of what we've accomplished, and I'm even more excited about the opportunities ahead. We've built a scalable platform, developed industry-pioneering business models and solutions for the delivery of access, content and applications, and attracted some of the best and the brightest talent in this industry," continued Strouthopoulos.

"As ICOA prepares for significant growth in the months and years ahead, this is the right time to transition to the next generation of ICOA's leadership," Strouthopoulos continued. "We have a top-tier management team in place, and I join in the board's unanimous support and confidence in Rick's ability to drive ICOA's growth going forward at this exciting time."

As co-founder of Airport Network Solutions (ANS), now a wholly-owned subsidiary of ICOA, next as executive vice president of ICOA and most recently as president of ICOA, Schiffmann has been central to the company's transition to broadband wireless, its 360% revenue growth over the last 12 months, as well as the architect of the company's consolidation strategy.

Prior to starting ANS, Schiffmann served as vice president of Cometa Networks, a wholesale broadband wireless venture with Intel, IBM and AT&T. Before that, Schiffmann was vice president of business development for Aerzone, a subsidiary of SoftNet Systems, a pioneering wireless ISP that targeted frequent business travelers in public hot spots through the deployment of 802.11 infrastructure. Schiffmann previously was a management consultant with Dove Consulting in their Consumer Broadband Group and with Coopers & Lybrand. Schiffmann has an MBA from the Kellogg Graduate School of Management and a Bachelor of Arts from Bates College.

Schiffmann said, "I am honored by this appointment and welcome the confidence which George and the board have placed in me to drive ICOA's next phase of growth. Under George's leadership, ICOA has rapidly emerged as a leading national broadband wireless solution provider. I look forward to and relish the challenge of delivering real value to ICOA's shareholders, providing world-class service to ICOA's customers and supporting ICOA's top-tier team as we embark upon ICOA's next phase of growth."

About ICOA, Inc.
ICOA, Inc. is a leading provider of neutral-host wireless and wired broadband Internet networks in high-traffic public locations. ICOA provides design, installation, operations, maintenance and management of neutral, common-use 802.11x standard WLAN Wi-Fi hot spot and hot zone infrastructure throughout airport facilities, quick-service restaurants, marinas, hospitality and hot zone locations. ICOA currently owns or operates over 900 broadband access installations in high-traffic locations serving tens of millions of annual patrons in 43 states. For additional information, visit http://www.icoacorp.com.

An investment profile about ICOA may be found online at http://www.hawkassociates.com/icoa/profile.htm

For more information, contact John Balbach at (401) 352-2368. For investor relations information, contact Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 852-2383, e-mail: info@hawkassociates.com. Detailed information about ICOA, Inc. can be found on the website http://www.icoacorp.com. An online investor kit containing ICOA press releases, SEC filings, current Level II price quotes, interactive Java stock charts and other useful information for investors can be found at http://www.hawkassociates.com and http://www.hawkmicrocaps.com.

The foregoing contains "forward-looking statements," which are based on management's beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside ICOA's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see ICOA's filings with the Securities and Exchange Commission. ICOA disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of ICOA.